UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2008

China 3C Group
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road
HangZhou City, Zhejiang Province, China

(Address of principal executive offices and zip code)

086-0571-88381700
(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2008, China 3C Group (the “Company”) issued a press release announcing the financial results for the second quarter and six months ended June 30, 2008. In addition, the Company provided preliminary guidance for the remaining six months of the fiscal year ended December 31, 2008. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

The information, including the exhibit attached hereto, in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA 3C GROUP

	By:	/s/ Zhenggang Wang
	Name:	Zhenggang Wang
	Title:	Chief Executive Officer

Dated: August 12, 2008